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                                                                    EXHIBIT 10.2


                    AMENDMENT TO CONTINGENT WARRANT AGREEMENT


         THIS AMENDMENT TO CONTINGENT WARRANT AGREEMENT ("Agreement"), dated as of August 31, 2000 is among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), General Electric Company, a New York corporation ("Purchaser"), Wayne R. Hellman ("Hellman"), Hellman, Ltd., an Ohio limited liability company ("Hellman Ltd."), Wayne R. Hellman, as voting trustee under Voting Trust Agreement dated October 10, 1995, Alan J. Ruud ("Ruud"), and Alan
J. Ruud, as voting trustee under Voting Trust Agreement dated January 2, 1998.

         WHEREAS, the parties entered into a Contingent Warrant Agreement (the "Agreement") dated September 30, 1999; and

         WHEREAS, the parties desire to amend the Agreement as provided in this Amendment;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties, intending to be legally bound, agree as follows:

         1. The Section 2.2a of the Agreement is hereby amended to read in its entirety as follows:

                             a. The Company shall not permit the average of the
                  Company's EBITDA Ratio for any two consecutive fiscal quarters, commencing with the average for the fiscal quarters ending September 30, 1999 and December 31, 1999, and continuing each fiscal quarter thereafter (each, a "Determination Period") other than the two consecutive fiscal quarters ended June 30, 2000 and the two consecutive fiscal quarters ending September 30, 2000, neither of which shall be a "Determination Period" for purposes of this Agreement, to be less than the Required Ratio. Notwithstanding the fact that the two fiscal quarters ended June 30, 2000 and the two fiscal quarters ending September 30, 2000 do not constitute Determination Periods, (i) the quarter ending September 30, 2000 shall be included in the Company's EBITDA Ratio for the Determination Period ending December 31, 2000, (ii) each of the quarters ended June 30, 2000 and September 30, 2000 shall be a fiscal quarter for purposes of Section 2.2e of this Agreement, and (iii) the Company shall be required to furnish to Purchaser the report described in Section 2.2f of this Agreement for the two consecutive fiscal quarters ended June 30, 2000 and the two consecutive fiscal quarters ending September 30, 2000.

         2. All other provisions of the Agreement shall remain in full force and effect.



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         IN WITNESS WHEREOF, partes hereto have each caused this Amendment to be executed in the name and on behalf of each of them one of their respective officers thereunto duly authorized, as of the date first above written.

                                        THE COMPANY:

                                        ADVANCED LIGHTING TECHNOLOGIES, INC.


                                        By: /s/ Wayne R. Hellman
                                            ---------------------------------
                                        Name: Wayne R. Hellman
                                              -------------------------------
                                        Title: Chief Executive Officer

                                        /s/ Wayne R. Hellman
                                        -------------------------------------
                                        Wayne R. Hellman

                                        /s/ Wayne R. Hellman
                                        -------------------------------------
                                        Wayne R. Hellman, as voting trustee
                                        under Voting Trust Agreement dated
                                        October 10, 1995, as amended

                                        HELLMAN LTD.

                                        By: /s/ Wayne R. Hellman
                                            ---------------------------------
                                        Its: Managing Member

                                        /s/ Alan J. Ruud
                                        -------------------------------------
                                        Alan J. Ruud

                                        /s/ Alan J. Ruud
                                        -------------------------------------
                                        Alan J. Ruud, as voting trustee under
                                        Voting Trust Agreement dated
                                        January 2, 1998, as amended

                                        PURCHASER:

                                        GENERAL ELECTRIC COMPANY

                                        By: /s/ R. M. Jackson, Jr.
                                        -------------------------------------
                                        Name: R. M. Jackson, Jr.
                                        -------------------------------------
                                        Title: VP, General Counsel GE Lighting
                                        -------------------------------------



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